                                                     EXHIBIT 24.1


                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.


                                   /S/ LEON MACHIZ
                                   Leon Machiz
                                   Chairman of the Board, Chief Executive
                                   Officer and Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                   /S/ RAYMOND SADOWSKI
                                   Raymond Sadowski
                                   Senior Vice President, Chief Financial
                                   Officer and Assistant Secretary

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                   /S/ JOHN F. COLE
                                   John F. Cole
                                   Controller

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                   /S/ ROY VALLEE
                                   Roy Vallee
                                   President, Chief Operating Officer,
                                   Vice Chairman of the Board and Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, her attorneys-in-fact and agents with full power of substitution, to execute for her and in her behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.


                                   /S/ ELEANOR BAUM
                                   Eleanor Baum, Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                   /S/ GERALD J. BERKMAN
                                   Gerald J. Berkman, Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                   /S/ JOSEPH F. CALIGIURI
                                   Joseph F. Caligiuri, Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.


                                   /S/  SYLVESTER D. HERLIHY
                                   Sylvester D. Herlihy
                                   Senior  Vice  President,  Secretary  and
Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.


                                   /S/ EHUD HOUMINER
                                   Ehud Houminer, Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                   /S/ SALVATORE J. NUZZO
                                   Salvatore J. Nuzzo, Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                   /S/ FREDERIC SALERNO
                                   Frederic Salerno, Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of January, 1998.


                                   /S/ DAVID SHAW
                                   David Shaw, Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                   /S/ KEITH WILLIAMS
                                   Keith Williams, Director

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities this Registration Statement, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                   /S/ FREDERICK S. WOOD
                                   Frederick S. Wood, Director